SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST
EVENT REPORTED): January 8, 2008

VERTIS, INC.

d/b/a Vertis Communications

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET	21201
BALTIMORE, MARYLAND	(Zip Code)
(Address of Principal Executive Offices)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02                  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 8, 2008, Vertis, Inc. (“Vertis” or the “Company”) announced the appointment of Charles Miotke as President of Direct Marketing, effective January 7, 2008.  Mr. Miotke, age 54, joins Vertis from Quebecor World, Inc. where he has served in senior leadership roles for over nineteen years, including serving as vice president of global technology and president of U.S. magazine and direct groups in the last five years.  Prior to his time at Quebecor World, Inc., Mr. Miotke was at Brown Printing Company for more than ten years. A copy of the press release announcing this appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company is in the process of negotiating an employment agreement with Mr. Miotke.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1      Press Release, dated January 8, 2008, issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ BARRY C. KOHN
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  January 8, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 8, 2008, issued by Vertis, Inc.